Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
February 28, 1997



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.6001%



        Excess Protection Level
          3 Month Average   4.94%
          February, 1997   5.43%
          January, 1997   3.86%
          December, 1996   5.55%


        Cash Yield                                  16.84%


        Investor Charge Offs                         4.37%


        Base Rate                                    7.04%


        Over 35 Day Delinquency                      4.65%


        Seller's Interest                           16.44%


        Total Payment Rate                          12.64%


        Total Principal Balance                     $25,119,592,718.23


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,129,965,199.74